SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2009

IMMUCOR, INC.

(Exact name of registrant as specified in its charter)

Georgia	0-14820	22-2408354
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3130 Gateway Drive P.O. Box 5625 Norcross, Georgia	30091-5625
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code, is (770) 441-2051

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

Item 3.03 below is incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders

Immucor, Inc. (the “Company”) entered into an amendment (the “Amendment”) dated January 27, 2009, between the Company and Computershare Trust Company, N.A. (the “Rights Agent”), to its Amended and Restated Shareholder Rights Agreement (the “Rights Agreement”), dated as of November 20, 2001, between the Company and the Rights Agent (as successor Rights Agent for Equiserve Trust Company, N.A.). The Rights Agreement, as amended by the Amendment, is designed to guard against the acquisition of control of the Company through market purchases at an inadequate price and in a manner that does not treat all stockholders equally. The Amendment is effective as of April 20, 2009 and extends the Final Expiration Date (as defined in the Rights Agreement) of the Rights Agreement to April 20, 2012, subject to shareholder approval. Specifically, the Amendment contains a provision that requires that the Amendment be submitted for shareholder approval on or before the first anniversary of the date of the Amendment. If the Amendment is not submitted for shareholder approval within that time frame, or if shareholder approval is not obtained, then the Amendment will terminate pursuant to its terms.

In addition, the Amendment revises the Rights Agreement to: increase the triggering ownership percentage from 15% to 20% of the Company’s outstanding shares of common stock; increase from $45 to $200 the exercise price for rights issued pursuant to the Rights Agreement to better reflect the current market price of the Company’s common stock as well as current market conditions; and add a provision that permits the holders of 10% or more of the Company’s outstanding shares of common stock to seek shareholder approval, at a special meeting or through written consent, to exempt a “qualifying offer” (as defined in the Amendment) from the terms of the Rights Agreement if the Company’s Board of Directors has not redeemed the outstanding rights issued pursuant to the Rights Agreement within 90 days after a qualifying offer is announced.

The Amendment was entered into in the normal course and not in response to any acquisition proposal.

The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits:

EXHIBIT NUMBER	DESCRIPTION
4.1	Amended and Restated Shareholder Rights Agreement, dated as of November 20, 2001, between Immucor, Inc. and Computershare Trust Company, N.A. (as successor for Equiserve Trust Company, N.A.), as Rights Agent, which includes as Exhibit A thereto the Form of Rights Certificate (incorporated by reference to Exhibit 4.1 to Immucor, Inc.’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on January 14, 2002).

4.2	Amendment No. 1, dated January 27, 2009, to the Amended and Restated Shareholder Rights Agreement, dated as of November 20, 2001, between Immucor, Inc. and Computershare Trust Company, N.A. (as successor for Equiserve Trust Company, N.A.), as Rights Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IMMUCOR, INC.

Date: January 30, 2009	By:	/s/ Philip H. Moïse
Philip H. Moïse
Vice President, General Counsel and Secretary

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
4.1	Amended and Restated Shareholder Rights Agreement, dated as of November 20, 2001, between Immucor, Inc. and Computershare Trust Company, N.A. (as successor for Equiserve Trust Company, N.A.), as Rights Agent, which includes as Exhibit A thereto the Form of Rights Certificate (incorporated by reference to Exhibit 4.1 to Immucor, Inc.’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on January 14, 2002).

4.2	Amendment No. 1, dated January 27, 2009, to the Amended and Restated Shareholder Rights Agreement, dated as of November 20, 2001, between Immucor, Inc. and Computershare Trust Company, N.A. (as successor for Equiserve Trust Company, N.A.), as Rights Agent.